UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2025

GRAN TIERRA ENERGY INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34018	98-0479924
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Centre Street S.E.
Calgary, Alberta, Canada
T2G 1A6

(Address of Principal Executive Offices)

(Zip Code)

(403) 265-3221

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GTE	NYSE American Toronto Stock Exchange London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

Gran Tierra Energy Inc. (“Gran Tierra”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on May 2, 2025. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of (1) the number of votes for, against or abstaining for each director, (2) the number of votes for, against or abstaining for each other matter, and (3) the number of broker non-votes with respect to each matter. A more complete description of each matter is set forth in Gran Tierra’s definitive proxy statement filed with the Securities and Exchange Commission on March 18, 2025 (the “Proxy Statement”).

Proposal 1 - Election of Directors

Gran Tierra’s stockholders duly elected each of the nine nominees proposed by Gran Tierra to serve until Gran Tierra’s 2026 Annual Meeting of Stockholders or until their respective successor has been duly elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes
Gary S. Guidry	15,247,118	405,814	46,800	6,478,874
Peter J. Dey	14,663,804	963,211	72,717	6,478,874
Evan Hazell	15,122,962	526,804	49,966	6,478,874
Robert B. Hodgins	14,865,010	773,101	61,621	6,478,874
Alison Redford	14,853,478	783,977	62,277	6,478,874
Ronald W. Royal	15,162,337	476,247	61,147	6,478,875
Sondra Scott	14,708,680	925,095	65,957	6,478,874
David P. Smith	15,203,723	431,152	64,856	6,478,875
Brooke Wade	14,915,227	721,575	62,930	6,478,874

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

Gran Tierra’s stockholders ratified the selection of KPMG LLP as Gran Tierra’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The tabulation of votes on this matter was as follows:

Shares voted for:	20,896,939
Shares voted against:	895,614
Shares abstaining:	386,053
Broker non-votes:	0

Proposal 3 - Approval of Named Executive Officer Compensation

Gran Tierra’s stockholders approved, on an advisory basis, the compensation of Gran Tierra’s named executive officers, as disclosed in the Proxy Statement. The tabulation of votes on this matter was as follows:

Shares voted for:	14,320,480
Shares voted against:	1,014,963
Shares abstaining:	364,288
Broker non-votes:	6,478,875

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2025	GRAN TIERRA ENERGY INC.

/s/ Gary Guidry
By: Gary Guidry
Title: President and Chief Executive Officer